EXHIBIT 10.27

AMENDMENT TO LOAN AGREEMENT

This Amendment to the loan agreement dated May 9, 2022 by and between Aqua Gas S.A.C. (“Borrower”), Glide Master Fund SPC Ltd. – AV Alternative Fund II (Master) Segregated Portfolio (“Lender”), Fisso Inversiones S.A.C. (“Guarantee Agent”), Jorge Enrique Arévalo García (“Guarantor) and Carlos Alberto Kiyan Miyashiro (Mortgage Guarantor”) (all parties collectively referred to herein as “the Parties”) is hereby entered into this 9th day of May, 2022 by the Parties as follows:

WHEREAS , the Parties entered into that certain loan agreement dated May 9, 2022 (“Loan Agreement”) by which Lender loaned Borrower $2,000,000.00 (“the Loan”); and

WHEREAS, the Parties agreed to modify the Repayment Schedule attached to the Loan Agreement to extend the due date of the Loan in accordance with the new Repayment Schedule attached hereto as “Exhibit A”; and

WHEREAS, as of the date of this Amendment, the outstanding balance of the Loan is $1,834,831.02.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1. Recitals: The foregoing recitals are true and correct.

2. Repayment Schedule: The Loan Agreement is hereby amended to replace the Repayment Schedule attached to the Loan Agreement with the Repayment Schedule attached hereto as Exhibit “A”.

3. Loan Agreement: All other terms and conditions of the Loan Agreement not inconsistent herewith remain in full force and effect.

AQUA GAS S.A.C.		GLIDE MASTER FUND SPC LTD. – AV ALTERNATIVE FUND II (MASTER) SEGREGATED PORTFOLIO

By:	/s/ Carlos Kiyan	By:	/s/ Antonino Ciulla
Print:	Carlos Kiyan	Print:	Antonino Ciulla
Title:	Legal Representative	Title:	Legal Representative

FISSO INVERSIONES, S.A. (Guarantee Agent)

By:	/s/ Cesar Arbetano Arbe Saldana
Print:	Cesar Arbetano Arbe Saldana
Title:	Representative

/s/ Jorge Enrique Arevalo Garcia
Jorge Enrique Arevalo Garcia (Guarantor)

/s/ Carlos Alberto Kiyan Miyashiro
Carlos Alberto Kiyan Miyashiro (Mortgage Guarantor)

	CURRENCY DISBURSEMENT 2 YEAR INTEREST		American Dollars 2,000,000.00 508,800.00	TOTAL MONTHLY FEE (1-24) EFFECTIVE RATE	2,508,800.00 117,380.50 12.00%
PERIOD	DATE	PAYMENT	CAPITAL	AMORTIZATION	INTEREST	CASH FLOW
DISBURSEMENT	9/18/2019		2,508,800.00			-2,508,800.00
1	10/18/2021	117,380.50	2,415,224.99	93,575.01	23,805.49	117,380.50
2	11/18/2021	117,380.50	2,320,762.06	94,462.93	22,917.57	117,380.50
3	12/18/2021	117,380.50	2,225,402.79	95,359.27	22,021.23	117,380.50
4	1/18/2022	117,380.50	2,129,138.68	96,264.11	21,116.39	117,380.50
5	2/18/2022	117,380.50	2,031,961.14	97,177.54	20,202.96	117,380.50
6	3/18/2022	117,380.50	1,933,861.50	98,099.64	19,280.86	117,380.50
7	4/18/2022	117,380.50	1,834,831.02	99,030.49	18,350.01	117,380.50
8	5/18/2022	117,380.50	1,734,860.85	99,970.17	17,410.33	117,380.50
9	6/18/2022	117,380.50	1,633,942.09	100,918.76	16,461.74	117,380.50
10	7/18/2022	117,380.50	1,532,065.73	101,876.36	15,504.14	117,380.50
11	8/18/2022	117,380.50	1,429,222.68	102,843.04	14,537.46	117,380.50
12	9/18/2022	117,380.50	1,325,403.78	103,818.90	13,561.60	117,380.50
13	10/18/2022	117,380.50	1,220,599.77	104,804.02	12,576.48	117,380.50
14	11/18/2022	117,380.50	1,114,801.29	105,798.48	11,582.02	117,380.50
15	12/18/2022	117,380.50	1,007,998.91	106,802.38	10,578.12	117,380.50
16	1/18/2023	117,380.50	900,183.10	107,815.81	9,564.69	117,380.50
17	2/18/2023	117,380.50	791,344.25	108,838.85	8,541.65	117,380.50
18	3/18/2023	117,380.50	681,472.65	109,871.60	7,508.90	117,380.50
19	4/18/2023	117,380.50	570,558.51	110,914.15	6,466.35	117,380.50
20	5/18/2023	117,380.50	458,591.92	111,966.59	5,413.91	117,380.50
21	6/18/2023	117,380.50	345,562.91	113,029.02	4,351.48	117,380.50
22	7/18/2023	117,380.50	231,461.38	114,101.52	3,278.98	117,380.50
23	8/18/2023	117,380.50	116,277.17	115,184.21	2,196.29	117,380.50
24	9/18/2023	117,380.50	0.00	116,277.17	1,103.33	117,380.50

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